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                      SECURITIES AND EXCHANGE COMMISION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  January 24, 1997.


                          NEW RALCORP HOLDINGS, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    Missouri                     1-12619                 43-1766315
(State or other                (Commission           (I.R.S. Employer
Jurisdiction of               File Number)        Identification No.)
Incorporation)

        800 Market Street, Suite 2900
           St. Louis, MO
        (Address of principal                           63101
        executive offices)                            (Zip Code)


                                (314) 877-7000
             (Registrant's telephone number, including area code)
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Item 5.  Other Events.


In a Press Release dated January 24, 1997, a copy of which is attached hereto as Exhibit 99.1 and the text of which is incorporated by reference herein, the Registrant's Parent Company announced earnings for its first quarter ended December 31, 1996.


Item 7.  Financial Statements and Exhibits.

Exhibit 99.1 Press Release dated January 24, 1997





                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        NEW RALCORP HOLDINGS, INC.
                                               (Registrant)

Date:  January 24, 1997                 By:  /s/ Joe R. Micheletto
                                             ---------------------
                                             Joe R. Micheletto
                                             Chief Executive Officer
                                             and President